UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2018

NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-08359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01     Entry into a Material Definitive Agreement.

On January 19, 2018, New Jersey Resources Corporation (“NJR”), as borrower, entered into an amendment to the 4-Month $75,000,000 Revolving Line of Credit Facility, dated as of December 14, 2017 (the “$75M Revolver”), with PNC Bank, National Association (“PNC Bank”), to increase the $75M Revolver to $100,000,000 (the “Amendment,” and together with the $75M Revolver, the “Revolver”). All of the other terms and conditions set forth in the $75M Revolver remain unchanged. For a description of the $75M Revolver see NJR’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 19, 2017.

A copy of the Amendment and the Note are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01. The foregoing summary of the Amendment and the Note is qualified in its entirety by reference to the text of the Amendment and the Note filed herewith.

NJR and its affiliates regularly engage PNC Bank to provide other banking services. All of these engagements are negotiated at arm’s length.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated in this Item 2.03 by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number     Exhibit

10.1	Amendment to Loan Documents, dated as of January 19, 2018, by and between New Jersey Resources Corporation and PNC Bank, National Association

10.2	Committed Line of Credit Note in the amount of $100,000,000, dated as of January 19, 2018, by New Jersey Resources Corporation for the benefit of PNC Bank National Association

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: January 22, 2018	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number     Exhibit

10.1	Amendment to Loan Documents, dated as of January 19, 2018, by and between New Jersey Resources Corporation and PNC Bank, National Association

10.2	Committed Line of Credit Note in the amount of $100,000,000, dated as of January 19, 2018, by New Jersey Resources Corporation for the benefit of PNC Bank National Association